Exhibit 99.1

NEWS RELEASE

Contacts:
Main Street Capital Corporation
Dwayne L. Hyzak, CEO, dhyzak@mainstcapital.com
Ryan R. Nelson, CFO, rnelson@mainstcapital.com
713-350-6000
Dennard Lascar Investor Relations
Ken Dennard / ken@dennardlascar.com
Zach Vaughan / zvaughan@dennardlascar.com
713-529-6600

Main Street Announces Completion of
$150.0 Million Investment Grade Notes Offering
HOUSTON – April 9, 2026 – Main Street Capital Corporation (NYSE: MAIN) (“Main Street”)
is pleased to announce the closing of a private notes offering totaling $150.0 million in aggregate principal amount (the “Notes”).  The Notes are unsecured and bear interest at a fixed rate of
6.93% per year, payable semiannually, mature on April 15, 2031 and may be redeemed in whole or in part at any time or from time to time at Main Street’s option at par plus accrued interest to the prepayment date and, if applicable, a make-whole premium.
Main Street intends to use the proceeds from this offering to repay outstanding indebtedness, including amounts outstanding under its corporate revolving credit facility and/or its special purpose vehicle revolving credit facility, to make investments in accordance with its investment objective and strategies, to make investments in marketable securities and idle funds investments, to pay operating expenses and other cash obligations and for general corporate purposes.
The Notes have not been and will not be registered under the Securities Act of 1933, as amended
(the “Securities Act”), or any state securities laws and may not be offered or sold in the United
States absent registration or an applicable exemption from the registration requirements of the
Securities Act and applicable state securities laws. This news release shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes or any other securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.
ABOUT MAIN STREET CAPITAL CORPORATION
Main Street (www.mainstcapital.com) is a principal investment firm that primarily provides customized long-term debt and equity capital solutions to lower middle market companies and debt capital to private companies owned by or in the process of being acquired by a private equity fund. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides customized “one-stop” debt and equity financing solutions within its lower middle market investment strategy. Main Street seeks to partner with private equity fund sponsors and primarily invests in secured debt investments in its private loan investment strategy. Main Street’s lower middle market portfolio companies generally have annual revenues between $10 million and $150 million. Main Street’s private loan portfolio companies generally have annual revenues between $25 million and $500 million.
Main Street, through its wholly-owned portfolio company MSC Adviser I, LLC (“MSC
Adviser”), also maintains an asset management business through which it manages investments for external parties. MSC Adviser is registered as an investment adviser under the Investment
Advisers Act of 1940, as amended.
FORWARD-LOOKING STATEMENTS
This press release contains certain forward-looking statements, including but not limited to the use of the proceeds of the offering. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance, events and results could vary materially from these estimates and projections of the future as a result of a number of factors, including those described from time to time in Main Street’s filings with the U.S. Securities and Exchange
Commission. Such statements speak only as of the time when made and are based on information available to Main Street as of the date hereof and are qualified in their entirety by this cautionary statement. Main Street assumes no obligation to revise or update any such statement now or in the future.